                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                     Delaware Investments Arizona Municipal
                                Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Colorado Insured
                           Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

               Delaware Investments Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Florida Insured
                              Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------


    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                              Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

         Delaware Investments Minnesota Municipal Income Fund III, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 19, 2004

TO THE SHAREHOLDERS OF:

   DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
   DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.
   DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.

     This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania on Thursday, August 19, 2004 at 1:30 p.m. The purpose of the meeting is:

     1.  To elect a Board of Directors (or Trustees) for each Fund;

     2. To reduce the number of accountant's certificates a Fund must provide in connection with its preferred shares, which shall include an amendment to the Articles of Incorporation (or Declaration of Trust) for each of the Funds (except for Delaware Investments Dividend and Income Fund and Delaware Investments Global Dividend and Income Fund); and

     3. To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

     Please vote and send in your Proxy Card(s) promptly to avoid the need for further mailings. Your vote is important.


/s/ Jude T. Driscoll

Jude T. Driscoll
Chairman

July 7, 2004

                       This page intentionally left blank

Delaware                                                      2005 Market Street
Investments(SM)                                           Philadelphia, PA 19103
--------------------------------------                            1-800-523-1918
A member of Lincoln Financial Group(R)


                            COMBINED PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 19, 2004

     MEETING INFORMATION. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, August 19, 2004 at 1:30 p.m. at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

     PURPOSE OF MEETING. The purpose of the Meeting is to consider the Proposals listed in the accompanying Notice. THE BOARD OF DIRECTORS OF EACH FUND URGES YOU TO COMPLETE, SIGN AND RETURN THE PROXY CARD (OR CARDS) INCLUDED WITH THIS COMBINED PROXY STATEMENT, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY TO HELP ASSURE A QUORUM FOR THE MEETING.

     GENERAL VOTING INFORMATION. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the Proposals listed on the Notice in accordance with the recommendation of the Board of Directors. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

     Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on June 22, 2004. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about July 7, 2004.

     This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

     REQUIRED VOTES. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. The holders of preferred shares of each of the Funds that have issued one or more classes of preferred shares ("Preferred Share Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. Each of the Funds except Delaware Investments Dividend and Income Fund, Inc. ("DDF") and Delaware Investments Global Dividend and Income Fund, Inc. ("DGF") have issued preferred shares.

     The amount of votes of each Fund that are needed to approve proposals varies. The voting requirements with respect to each Proposal are described within Proposals One and Two. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality of votes cast for approval, but would have the same effect as a vote "AGAINST" a proposal requiring a majority of votes present. Because the Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

     The presence in person or by proxy of holders of a majority of outstanding shares shall constitute quorum for each Fund. In addition, the presence in person or by proxy of holders of 33 1/3% of the outstanding preferred shares shall constitute a quorum of the preferred share class of Delaware Investments Florida Insured Municipal Income Fund. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board's recommendation on the adoption of the Proposals, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their vote) in their discretion on any proposed adjournment.

           PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

     You are being asked to elect each of the current members of the Board of Directors for your Fund. The nominees are: Jude T. Driscoll, Walter P. Babich, John H. Durham, John A. Fry, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.

     If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

     The Preferred Share Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Preferred Share Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of the Preferred Share Funds are Thomas F. Madison and Janet L. Yeomans.

                 INFORMATION ON EACH FUND'S BOARD OF DIRECTORS

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                 POSITION(S)                              PRINCIPAL              COMPLEX
NAME, ADDRESS AND                 HELD WITH         LENGTH OF        OCCUPATION(S) DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
AGE                                 FUNDS          TIME SERVED           PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

JUDE T. DRISCOLL(1)          Chairman, President    4 Years -        Since August 2000, Mr.         77                None
2005 Market Street              and Director        Executive       Driscoll has served in
Philadelphia, PA 19103-7094                          Officer      various executive capacities
                                                                    at different times at
41                                                                 Delaware Investments(2)

                                                    1 Year -         Senior Vice President,
                                                    Director    Research and Trading - Conseco
                                                                    Capital Management, Inc.
                                                                   (June 1998 - July 2000)

                                                                     Trader - Nations Bank
                                                               (February 1996 - February 1998)

INDEPENDENT DIRECTORS

WALTER P. BABICH                   Director         16 Years       Board Chairman - Citadel         94                None
2005 Market Street                                           Constructors, Inc. (1989 - Present)
Philadelphia, PA 19103-7094

76

JOHN H. DURHAM                     Director         25 Years(3)       Private Investor              94          Trustee - Abington
2005 Market Street                                                                                               Memorial Hospital
Philadelphia, PA 19103-7094
                                                                                                                President/Director -
66                                                                                                               22 WR Corporation

JOHN A. FRY                        Director         3 Years     President - Franklin & Marshall     77                None
2005 Market Street                                               College (June 2002 - Present)
Philadelphia, PA 19103-7094

44                                                                 Executive Vice President -
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)

ANTHONY D. KNERR                   Director         11 Years      Founder/Managing Director -       94                None
2005 Market Street                                             Anthony Knerr & Associates (1990 -
Philadelphia, PA 19103-7094                                     Present) (Strategic Consulting)

65

(1) Mr. Driscoll is considered to be an "interested Director" because he is an executive officer of the Funds' investment adviser. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Funds' investment adviser is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment adviser and its administrator.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                 POSITION(S)                              PRINCIPAL              COMPLEX
NAME, ADDRESS AND                 HELD WITH         LENGTH OF        OCCUPATION(S) DURING      OVERSEEN BY      OTHER DIRECTORSHIPS
AGE                                 FUNDS          TIME SERVED           PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

ANN R. LEVEN                       Director         15 Years    Treasurer/Chief Fiscal Officer -    94          Director - Systemax
2005 Market Street                                                  National Gallery of Art                            Inc.
Philadelphia, PA 19103-7094                                              (1994 - 1999)

63                                                                                                                Director - Andy
                                                                                                                 Warhol Foundation

THOMAS F. MADISON                  Director         10 Years   President/Chief Executive Officer -  94           Director - Banner
Market Street                                                   MLM Partners, Inc. (January 1993 -                    Health
Philadelphia, PA 19103-7094                                    Present) (Small Business Investing
                                                                      and Consulting)                            Director - Digital
68                                                                                                                  River Inc.

                                                                                                                 Director - Rimage
                                                                                                                    Corporation

                                                                                                                     Director -
                                                                                                                    CenterPoint
                                                                                                                      Energy

JANET L. YEOMANS                   Director         5 Years         Vice President/Mergers &        94                None
2005 Market Street                                                        Acquisitions -
Philadelphia, PA 19103-7094                                              3M Corporation
                                                                    (January 2003 - Present)
56

                                                                  Ms. Yeomans has held various
                                                                    management positions at
                                                                   3M Corporation since 1983.

     The following table shows each Director's ownership of shares of the Fund and of all other Funds in the Delaware Investments Family of Funds (the "Fund Complex") as of May 31, 2004.

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                    COMMON STOCK OF FUNDS                  ALL REGISTERED INVESTMENT COMPANIES
NAME OF DIRECTOR                      BENEFICIALLY OWNED                  OVERSEEN BY DIRECTOR IN FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Jude T. Driscoll                           none                                      $1 - $10,000

INDEPENDENT DIRECTORS

Walter A. Babich                           none                                     Over $100,000
John H. Durham                             none                                     Over $100,000
John A. Fry                                none                                     Over $100,000
Anthony D. Knerr                           none                                   $10,001 - $50,000
Ann R. Leven                               none                                     Over $100,000
Thomas F. Madison                          none                                   $10,001 - $50,000
Janet L. Yeomans                           none                                   $10,001 - $50,000

     BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During the last full fiscal year, each Fund held five Board meetings, four of which were two day meetings and a telephonic meeting. All of the Directors attended at least 75% of those meetings. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. No Directors were present at the Funds' annual meeting held on August 14, 2003.

     Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following three Directors appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans. Each Audit Committee member is not an "interested person" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the "NYSE") and the American Stock Exchange (the "AMEX"). Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held five meetings for DDF and DGF for the fiscal year ended November 30, 2003 and four meetings for the Preferred Share Funds for the fiscal year ended March 31, 2004. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit C.

     Each Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the following three Directors appointed by the
Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom meet the independence requirements set forth in the listing standards of the NYSE and AMEX and are not "interested persons" under the 1940 Act. The Nominating Committee recommends nominees for independent Directors for consideration by the incumbent independent Directors of each Fund, and the Nominating Committee recommends nominees for interested Directors for consideration by the full Board of each Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the independent Directors and recommends any changes in Director compensation to the full Board of Directors. In addition, the Nominating Committee considers corporate governance issues and recommends appropriate actions to the full Board of Directors. The Nominating Committee for each Fund held one meeting during the fiscal year ended November 30, 2003 for DDF and DGF and March 31, 2004 for the Preferred Share Funds.

     The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A copy of the Nominating Committee's charter is included as Exhibit D to this Combined Proxy Statement. A current copy of the Nominating Committee's charter is also available on the Fund's website at www.delawareinvestments.com.

     The Nominating Committee will consider shareholder recommendations for nominations to the Board of Directors only in the event that there is a vacancy on the Board of Directors. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Directors.

     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Directors and shareholders as well as Fund management. In addition, the Nominating Committee may use a search firm to identify candidates for the Board of Directors, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE and AMEX.

     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Funds' long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

     BOARD COMPENSATION. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment adviser and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $61,000 for serving as a Director of all 32 investment companies within the Fund Complex, plus $3,145 per day for each day the Board meets (normally four regular meetings, all of which are two day meetings). Walter P. Babich is the current Coordinating Director for the Funds and receives an additional annual retainer totaling $10,000 with respect to all 32 investment companies within the Fund Complex. Members of the Audit Committee receive additional compensation of $2,000 for each Audit Committee meeting. The chairperson of the Audit Committee receives an additional annual retainer of $5,000. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $1,000.

     Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Fund Complex had retired as of May 31, 2004, he or she would have been entitled to annual payments in the amount of $61,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the Fund Complex as a whole during the twelve months ended May 31, 2004.

                             JUDE T.     WALTER P.    JOHN H.     JOHN A.     ANTHONY D.   ANN R.     THOMAS F.    JANET L.
FUND NAME                   DRISCOLL      BABICH      DURHAM        FRY         KNERR      LEVEN       MADISON     YEOMANS
---------                   --------     ---------    -------     -------     ----------   ------     ---------    --------
Delaware Investments
   Dividend and
   Income Fund, Inc.          None       $ 1,484      $ 1,242     $ 1,438      $ 1,447    $  1,880     $  1,837    $  1,837

Delaware Investments
   Global Dividend
   and Income
   Fund, Inc.                 None       $ 1,145      $   951     $ 1,148      $ 1,152    $  1,563     $  1,542    $  1,542

Delaware Investments
   Arizona Municipal
   Income Fund, Inc.          None       $ 1,033      $   855     $ 1,052      $ 1,054    $  1,458     $  1,445    $  1,445

Delaware Investments
   Colorado Insured
   Municipal Income
   Fund, Inc.                 None       $ 1,168      $   970     $ 1,167      $ 1,171    $  1,584     $  1,562    $  1,562

Delaware Investments
   Florida Insured
   Municipal Income
   Fund                       None       $ 1,005      $   831     $ 1,028      $ 1,030    $  1,432     $  1,420    $  1,420

Delaware Investments
   Minnesota
   Municipal Income
   Fund, Inc.                 None       $ 1,005      $   831     $ 1,028      $ 1,030    $  1,432     $  1,421    $  1,421

Delaware Investments
   Minnesota
   Municipal Income
   Fund II, Inc.              None       $ 1,309      $ 1,091     $ 1,288      $ 1,294    $  1,716     $  1,685    $  1,685

Delaware Investments
   Minnesota
   Municipal Income
   Fund III, Inc.             None       $   949      $   783     $   980      $   981    $  1,379     $  1,372    $  1,372

TOTAL COMPENSATION
   FROM FUND
   COMPLEX FOR THE
   12 MONTHS ENDED
   MAY 31, 2004               NONE       $96,733      $81,943     $75,247      $89,149    $106,233     $101,566    $101,566

     OFFICERS. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit E includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth herein along with the other Directors. The Exhibit also identifies which of these executive officers are also officers of Delaware Management Company ("DMC"), the investment adviser of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser or sub-adviser. The Funds believe that these requirements were met for fiscal year 2004.

     REQUIRED VOTE. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the Preferred Share Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of the Preferred Share Funds.

--------------------------------------------------------------------------------------------------------------------------------
                                                                             PROPOSAL 1
                                                                       ELECTION OF DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                                            Driscoll, Babich, Durham,
FUND                                        Fry, Knerr, and Leven                         Madison and Yeomans
--------------------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend
   and Income Fund, Inc.; Delaware                                   Plurality of votes cast.
   Investments Global Dividend and
   Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                            Plurality of votes cast of common             Plurality of votes cast
Preferred Share Funds                         and preferred shares.                         of preferred shares.
--------------------------------------------------------------------------------------------------------------------------------

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                                  PROPOSAL ONE

        PROPOSAL TWO: TO REDUCE THE NUMBER OF ACCOUNTANT'S CERTIFICATES
          A FUND MUST PROVIDE IN CONNECTION WITH ITS PREFERRED SHARES, WHICH PROPOSAL SHALL INCLUDE AN AMENDMENT TO THE PREFERRED SHARE FUNDS'
               ARTICLES OF INCORPORATION (OR DECLARATION OF TRUST)

     The Board of Directors of the Preferred Share Funds has considered and recommended for submission to the stockholders of the Preferred Share Funds a Proposal that is designed to help lower each Preferred Share Fund's expenses. The Proposal, if approved, would reduce the number of accountant's certificates (the "Accountant's Certificates") that each Preferred Share Fund is required to provide each year in connection with its preferred shares. The Proposal includes an amendment (the "Amendment") to each Preferred Share Fund's Articles of Incorporation or Declaration of Trust (each hereinafter referred to as the "Charter"). The Amendment is consistent with the current requirements imposed by Moody's Investors Services ("Moody's") and Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P" and, together with Moody's, the "Rating Agencies") in connection with their credit rating of each Fund's preferred shares. Each Preferred Share Fund has received written assurances from the Rating Agencies that the Amendment, if approved, would not adversely affect the credit ratings of the preferred shares.

     Each Preferred Share Fund's Board of Directors believes that the Proposal, including the Amendment, is in the best interest of the Fund and its stockholders (including holders of preferred shares) and recommends that the stockholders vote FOR the Proposal, as more fully described below. A copy of the Amendment is attached as Exhibit F.

     Each Fund's preferred shares are a senior security that is a form of leverage. The 1940 Act regulates each Preferred Share Fund's use of leverage by generally imposing certain asset coverage requirements. In general, the 1940 Act restricts distributions to stockholders while any senior security, such as the preferred shares, is outstanding, unless these asset coverage requirements are satisfied. In addition to the asset coverage requirements imposed by the 1940 Act, the Rating Agencies impose certain asset coverage and liquidity requirements in order for the preferred shares to receive favorable credit ratings.

     The accuracy of each Preferred Share Fund's calculations of these asset coverage and liquidity requirements are certified by an independent public accounting firm, which then issues the Accountant's Certificates that each Preferred Share Fund must provide to the Rating Agencies. The Charter currently requires each Preferred Share Fund to submit Accountant's Certificates to the Rating Agencies four times a year. Recently, however, the Rating Agencies updated their reporting requirements so that the Accountant's Certificates are only required to be provided once a year. The Amendment, if approved, will conform each Preferred Share Fund's Charter to the Rating Agencies' current requirements by only requiring the Fund to provide the Accountant's Certificates to the Rating Agencies once a year. As mentioned above, each Preferred Share Fund has received written assurances from the Rating Agencies that the Amendment, if adopted, will not adversely affect the credit ratings of the preferred shares.

     Approval of the Proposal should help reduce each Preferred Share Fund's expenses because the Accountant's Certificates will only have to be provided once a year rather than four times a year. By requiring annual rather than quarterly Accountant's Certificates, the Proposal would reduce by [ ]% the cost associated with the procedures performed by the Funds' independent auditors in connection with providing the required Accountant's Certificates.

     The Board does not believe that the Preferred Share Funds nor its stockholders (including the holders of preferred shares) would incur any additional material risk as a result of providing the Accountant's Certificates once a year. The Proposal would not affect any of the Funds' current obligations to submit monthly reports to the Rating Agencies providing details of the Funds' asset coverage, net asset value, trading prices and total return, or its leverage position attributable to the preferred shares. In addition, the Proposal would not alter the Preferred Share Funds' obligation to comply with the asset coverage and liquidity requirements imposed by the 1940 Act and the Rating Agencies, or the Funds' obligation to take certain required corrective actions in the event that these requirements are not satisfied.

     REQUIRED VOTE. The Charter for Delaware Investments Florida Insured Municipal Income Fund ("VFL") provides that any amendment to the Charter requires the approval of a majority of common and preferred shares outstanding and entitled to vote at the Meeting, and the separate approval of a majority of the holders of the outstanding preferred shares. For the Preferred Share Funds other then VFL, the amendment to the terms of the preferred shares requires an affirmative vote of the greater of: (i) a majority of common and preferred shares present in person or by proxy and entitled to vote at the Meeting; or
(ii) a majority of the minimum number of common and preferred shares entitled to vote at the Meeting that would constitute a quorum. For the Preferred Share Funds other than VFL, the amendment to the terms of the preferred shares also requires the separate approval of a majority of the holders of the outstanding preferred shares.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL TWO.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

     The firm of Ernst & Young LLP has been selected as the independent auditor for the Funds. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), Ernst & Young LLP has confirmed to each Fund's Audit Committee regarding the independence of Ernst & Young LLP. The Audit Committee must approve all audit, and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

     Each Fund's Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Fund, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of a Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

     As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP the audited financial statements for each Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by ISB No. 1 and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered the financial information systems design and implementation fees and other fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in each Fund's annual report to shareholders for the last fiscal year.

     As noted above, the members of each Fund's Audit Committee are: Ann R. Leven, Thomas F. Madison and Janet L. Yeomans. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and AMEX, as applicable, and are not considered to be "interested persons" under the 1940 Act. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit C to this Combined Proxy Statement.

     AUDIT FEES. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds, and for the fiscal year ended November 30, 2002 for DDF and DGF and ended March 31, 2003 for the Preferred Share Funds are set forth below:

----------------------------------------------------------------------------------------------------------
                                                                      AUDIT FEES             AUDIT FEES
                                                                    FOR FYE 11/30/03      FOR FYE 11/30/02
FUND                                                                  AND 3/31/04           AND 3/31/03
----------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                     $[    ]               $30,950
Delaware Investments Global Dividend and Income Fund, Inc.              $[    ]               $30,950
Delaware Investments Arizona Municipal Income Fund, Inc.                $[    ]               $16,350
Delaware Investments Colorado Insured Municipal Income Fund, Inc.       $[    ]               $24,200
Delaware Investments Florida Insured Municipal Income Fund              $[    ]               $13,700
Delaware Investments Minnesota Municipal Income Fund, Inc.              $[    ]               $14,700
Delaware Investments Minnesota Municipal Income Fund II, Inc.           $[    ]               $26,300
Delaware Investments Minnesota Municipal Income Fund III, Inc.          $[    ]               $12,750
----------------------------------------------------------------------------------------------------------

     AUDIT-RELATED FEES. The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of each Fund's financial statements and not reported above under "Audit Fees" are described below for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds and for the fiscal year ended November 30, 2002 for DDF and DGF and ended March 31, 2003 for the Preferred Shares Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed-upon procedures relating to the preferred share rating agency reports for the Preferred Share Funds.

-----------------------------------------------------------------------------------------------------------
                                                                   AUDIT-RELATED FEES    AUDIT-RELATED FEES
                                                                    FOR FYE 11/30/03      FOR FYE 11/30/02
FUND                                                                  AND 3/31/04           AND 3/31/03
-----------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                     $[    ]               $[    ]
Delaware Investments Global Dividend and Income Fund, Inc.              $[    ]               $[    ]
Delaware Investments Arizona Municipal Income Fund, Inc.                $[    ]               $[    ]
Delaware Investments Colorado Insured Municipal Income Fund, Inc.       $[    ]               $[    ]
Delaware Investments Florida Insured Municipal Income Fund              $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund, Inc.              $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund II, Inc.           $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund III, Inc.          $[    ]               $[    ]
-----------------------------------------------------------------------------------------------------------

     The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of the financial statements of each Fund's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of a Fund are described below for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds, and for the fiscal year ended November 30, 2002 for DDF and DGF and ended March 31, 2003 for the Preferred Share Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures reports to the Board of Directors in connection with the annual accounting service agent contract renewal and the pass-through of internal legal costs relating to the operations of the Fund.

     TAX FEES. The aggregate fees billed by the Funds' independent auditors for tax-related services provided to each Fund are described below for the fiscal year ended November 30, 2003 for DDF and DGF and ended March 31, 2004 for the Preferred Share Funds, and for the fiscal year ended November 30, 2002 for DDF and DGF and ended March 31, 2003 for the Preferred Share Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax and excise tax returns.

----------------------------------------------------------------------------------------------------------
                                                                        TAX FEES             TAX FEES
                                                                    FOR FYE 11/30/03      FOR FYE 11/30/02
FUND                                                                  AND 3/31/04           AND 3/31/03
----------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                     $[    ]               $[    ]
Delaware Investments Global Dividend and Income Fund, Inc.              $[    ]               $[    ]
Delaware Investments Arizona Municipal Income Fund, Inc.                $[    ]               $[    ]
Delaware Investments Colorado Insured Municipal Income Fund, Inc.       $[    ]               $[    ]
Delaware Investments Florida Insured Municipal Income Fund              $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund, Inc.              $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund II, Inc.           $[    ]               $[    ]
Delaware Investments Minnesota Municipal Income Fund III, Inc.          $[    ]               $[    ]
----------------------------------------------------------------------------------------------------------

     The aggregate fees billed by the Funds' independent auditors for tax-related services provided to the Funds' investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Fund were $0 for each Fund's prior two fiscal years ended.

     ALL OTHER FEES. The aggregate fees billed for all services provided by the independent auditors to the Funds other than those set forth above were $0 for the prior two fiscal years ended.

     The aggregate fees billed for all services other than those set forth above provided by the Funds' independent auditors to the Funds' investment adviser(s) and other service providers under common control with the investment adviser(s) and that relate directly to the operations or financial reporting of the Funds were $0 for the Funds' prior two fiscal years ended.

     AGGREGATE NON-AUDIT FEES TO THE FUNDS, THE INVESTMENT ADVISER(S) AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by the independent auditors for services rendered to the Preferred Shares Funds and to its investment adviser and other service providers under common control with the investment adviser were $166,625 and $186,100 for the Funds' fiscal years ended March 31, 2004 and December 31, 2003, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DGF and to its investment adviser(s) and other service providers under common control with the investment adviser(s) were $[ ] and $[] for the Funds' fiscal years ended November 30, 2003 and November 30, 2002, respectively. In connection with its selection of the independent auditors, the Audit Committee has considered the independent auditors' provision of non-audit services to the investment adviser(s) and other service providers under common control with the investment adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Shareholders who wish to communicate to the full Board of Directors may address correspondence to Walter P. Babich, Coordinating Director for the Funds, c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

     INVESTMENT ADVISER. DMC (a series of Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund. Delaware International Advisors Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Financial Services Authority
(FSA) in the United Kingdom.

     On May 4, 2004, DMH Corp., an affiliated company of DMC and a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management (the "DIAL Acquisition").

     Under applicable law, the DIAL Acquisition will involve a transfer of control of DIA, and will therefore automatically result in a termination of DIAL's Sub-Advisory Agreement with DMC with respect to DGF. DGF's Board has determined that DIAL's Sub-Advisory Agreement will be terminated and that DMC will assume full responsibility for the day-to-day management of such DGF's assets.

     The current Investment Management Agreement with DMC for DGF will remain in effect. DMC currently directly manages a substantial portion of DGF's portfolio, and DIAL directly manages the remaining international portion of DGF's portfolio. DMC will take over the direct day-to-day management of the remaining portion of DGF's portfolio that is currently managed by DIAL. Based upon the terms of the current Investment Management Agreement between DMC and DGF, shareholders need not approve these changes to DGF's portfolio management.

     ADMINISTRATOR. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

     INDEPENDENT AUDITORS. Ernst & Young LLP serves as the Funds' independent auditors. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     SHAREHOLDER PROPOSALS. If a Fund holds an annual meeting of shareholders in 2005, shareholder proposals to be included in the Funds' Combined Proxy Statement for that meeting must be received no later than March 4, 2005. Any shareholder proposals intended to be presented at the 2005 annual meeting, but not included in the Funds' Combined Proxy Statement for that meeting, must be received no later than May 18, 2005. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act.

     FUND REPORTS. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (800) 523-1918.

                                   EXHIBIT A

              OUTSTANDING SHARES AS OF RECORD DATE (JUNE 22, 2004)

Delaware Investments Dividend and Income Fund, Inc.                  14,307,000

Delaware Investments Global Dividend and Income Fund, Inc.            6,650,647

Delaware Investments Arizona Municipal Income Fund, Inc.              2,982,700

     Common Stock         2,982,200
     Preferred Stock            500

Delaware Investments Colorado Insured Municipal Income Fund, Inc.     4,837,900

     Common Stock         4,837,100
     Preferred Stock            800

Delaware Investments Florida Insured Municipal Income Fund            2,422,600

     Common Shares        2,422,200
     Preferred Shares           400

Delaware Investments Minnesota Municipal Income Fund, Inc.            2,595,100

     Common Stock         2,594,700
     Preferred Stock            400

Delaware Investments Minnesota Municipal Income Fund II, Inc.         7,253,400

     Common Stock         7,252,200
     Preferred Stock          1,200

Delaware Investments Minnesota Municipal Income Fund III, Inc.        1,837,500

     Common Stock         1,837,200
     Preferred Stock            300

                                   EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

     The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of June 22, 2004, Management does not have knowledge of beneficial owners.

                                                                                                             PERCENT OF
FUND                                        NAME AND ADDRESS                    NUMBER OF SHARES         OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend and           Cede & Co                               12,677,522                88.61%
   Income Fund, Inc.                        P.O. Box 20
                                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Global                 Cede & Co.                               5,807,442               87.321%
   Dividend and Income Fund, Inc.           P.O. Box 20
                                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Arizona                Cede & Co.                               2,894,928                97.07%
   Municipal Income Fund, Inc.              P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Arizona                CitiGroup Global Markets Inc.                  207                82.80%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            Banc of America Securities LLC                  19                 7.60%
                                            Scott Reifer
                                            300 Harmon Meadow Blvd.
                                            Secaucus, NJ 07094

                                            USB Financial Services Inc.                     14                 5.60%
                                            Jane Flood
                                            1000 Harbor Blvd.
                                            Weekhawken, NJ 07087

Delaware Investments Arizona                CitiGroup Global Markets Inc.                  240                96.00%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
   Series B                                 New York, NY 10001

Delaware Investments Colorado               Cede & Co.                               4,565,879                94.39%
   Insured Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

                                                                                                             PERCENT OF
FUND                                        NAME AND ADDRESS                    NUMBER OF SHARES         OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware Investments Colorado               CitiGroup Global Markets Inc.                  325                81.25%
   Insured Municipal Income Fund, Inc.      Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            Merrill Lynch, Pierce, Fenner &                 74                18.50%
                                            Smith Safekeeping
                                            4 Corporate Place
                                            Corporate Park 287
                                            Piscataway, NJ 08855

Delaware Investments Colorado               Merrill Lynch, Pierce, Fenner &                212                53.00%
   Insured Municipal Income Fund, Inc.      Smith Safekeeping
   Preferred Stock                          4 Corporate Place
   Series B                                 Corporate Park 287
                                            Piscataway, NJ 08855

                                            CitiGroup Global Markets Inc.                  183                45.75%
                                            Pat Haller
                                            333 West 34th Street
                                            New York, NY 10001

Delaware Investments Florida                Cede & Co.                               2,281,722                94.20%
   Insured Municipal Income Fund            P.O. Box 20
   Common Shares                            Bowling Green Station
                                            New York, NY 10004

Delaware Investments Florida                CitiGroup Global Markets Inc.                  126                63.00%
   Insured Municipal Income Fund            Pat Haller
   Preferred Shares                         333 West 34th Street
   Series A                                 New York, NY 10001

                                            USB Financial Services Inc.                     74                37.00%
                                            Jane Flood
                                            1000 Harbor Blvd.
                                            Weekhawken, NJ 07087

Delaware Investments Florida                CitiGroup Global Markets Inc.                  180                90.00%
   Insured Municipal Income Fund            Pat Haller
   Preferred Shares                         333 West 34th Street
   Series B                                 New York, NY 10001

                                            USB Financial Services Inc.                     20                10.00%
                                            Jane Flood
                                            1000 Harbor Blvd.
                                            Weekhawken, NJ 07087

Delaware Investments Minnesota              Cede & Co.                               2,296,190                88.50%
   Municipal Income Fund, Inc.              P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.                  308                77.00%
   Municipal Income Fund, Inc.              Pat Haller
   Preferred Stock                          333 West 34th Street
                                            New York, NY 10001

                                            State Street Bank and                           85                21.25%
                                            Trust Company
                                            Joseph J. Callahan
                                            1776 Heritage Drive
                                            Global Corporate Action
                                            Unit JAB 5NW
                                            North Qunicy, MA 02171

                                                                                                             PERCENT OF
FUND                                        NAME AND ADDRESS                    NUMBER OF SHARES         OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware Investments Minnesota              Cede & Co.                               6,672,044                92.00%
   Municipal Income Fund II, Inc.           P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.                  377                62.83%
   Municipal Income Fund II, Inc.           Pat Haller
   Preferred Stock                          333 West 34th Street
   Series A                                 New York, NY 10001

                                            USB Financial Services Inc.                    209                51.50%
                                            Jane Flood
                                            1000 Harbor Blvd.
                                            Weekhawken, NJ 07087

Delaware Investments Minnesota              CitiGroup Global Markets Inc.                  585                97.50%
   Municipal Income Fund II, Inc.           Pat Haller
   Preferred Stock                          333 West 34th Street
   Series B                                 New York, NY 10001

Delaware Investments Minnesota              Cede & Co.                               1,684,925                91.71%
   Municipal Income Fund III, Inc.          P.O. Box 20
   Common Stock                             Bowling Green Station
                                            New York, NY 10004

Delaware Investments Minnesota              CitiGroup Global Markets Inc.                  300                  100%
   Municipal Income Fund III, Inc.          Pat Haller
   Preferred Stock                          333 West 34th Street
                                            New York, NY 10001

                                   EXHIBIT C

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

                            AUDIT COMMITTEE CHARTER

     1. COMMITTEE COMPOSITION.

        (a) The Audit Committee shall be composed of not less than three Directors/Trustees (hereinafter, "Directors") selected by the Board, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities and Exchange Act of 1934, as amended, and the listing standards of any national securities exchange on which the Fund is listed.

        (b) Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must be an "audit committee financial expert" as such term is defined in Securities and Exchange Commission ("SEC") Regulation S-K, Item 401 and SEC Form N-CSR.

        (c) One member of the Audit Committee shall be designated by the Board as Chairperson. Each member of the Audit Committee shall serve for one year or until his or her successor has been appointed and qualified. The Chairperson and members of the Audit Committee shall receive such compensation for their service on the Audit Committee as the Board may determine from time to time.

     2. ROLE OF THE COMMITTEE. The function of the Audit Committee is oversight in the sense that it is to watch closely, maintain surveillance, review carefully relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control and for the preparation, presentation and integrity of the financial statements; and it is the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors for the Fund shall report directly to, and are ultimately accountable to, the Audit Committee. The Audit Committee shall select, evaluate, oversee the work of and, when appropriate, replace the independent auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or of the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging his or her duties, each member of the Audit Committee may rely on the accuracy of information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers of the Fund whom the Director reasonably to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional expertise; or (c) a Board committee of which the Director is not a member.

     3. PURPOSES. The purposes of the Audit Committee are to assist the Board in its oversight of (a) the quality and integrity of the Fund's financial statements and the independent audit thereof; (b) the independent auditors' qualifications and independence; (c) the performance of the Fund's independent auditors; and (d) the Fund's compliance with relevant legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits. The Audit Committee shall prepare an audit committee report as required by the SEC to be included in the Fund's proxy statements. The Audit Committee shall discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Audit Committee pursuant to applicable regulations. The Audit Committee shall monitor the Fund's accounting and financial reporting policies an d practices, its internal controls over financial reporting and, as appropriate, inquire into the internal controls over financial reporting of certain service providers. The Audit Committee shall monitor the Fund's safeguards with respect to both inflow and outflow of funds and the integrity of computer systems relating to financial reporting. In addition, the Audit Committee shall act as a liaison between the Fund's independent auditors and the full Board of Directors.

     4. DUTIES AND POWERS. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) To select, retain or terminate the independent auditors and, in connection therewith, annually to receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all audit, review or attest engagements, as well as all non-audit engagements and other relationships, with the Fund, the Investment Manager and any entity in the Fund's "investment company complex," as defined in Reg. S-X Rule 2-02(c)(14) (such entity to be referred to as a "Complex Entity"), which shall include specific representations as to the independent auditors' objectivity and independence;

     (b) To review and approve, in advance: (i) all audit services and all permissible non-audit services to be performed by the independent auditors for the Fund, including the related fees and terms of such engagements; and (ii) all non-audit services to be provided by the independent auditors to the Fund's Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (such an affiliate to be referred to as a "Control Affiliate") where the nature of such non-audit services has a direct impact on the operations or financial reporting of the Fund; to establish pre-approval policies and procedures for the engagement of independent auditors to provide audit and permissible non-audit services; and to delegate to one or more members the authority to grant pre-approvals;

     (c) To meet with the independent auditors and management, including private meetings with each as necessary, (i) to review and discuss the arrangements for and scope of the annual audit and any special audits;
         (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures, internal accounting controls and any audit problems or difficulties, and in each case management's responses thereto; (iv) to review and discuss the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;
         (v) in the case of an exchange-listed closed-end Fund only, to discuss the Fund's unaudited semi-annual financial statements with the independent auditors and management; and (vi) in the case of an exchange-listed closed-end Fund only, to review and discuss the Fund's annual audited financial statements and management's discussion of fund performance with the independent auditors and management and make a recommendation to the Board of Directors on including such audited financial statements in the Fund's annual report to shareholders;

     (d) To review and discuss any and all reports from the independent auditors regarding (i) critical accounting policies and practices used by the Fund, including any proposed changes in accounting principles or practices proposed by management or the independent auditors upon the Fund, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (iii) the risks of using any such alternative treatments or disclosures, (iv) the treatment preferred by the independent auditors,
         (v) material written communications between management and the independent auditors, including any management letter and any internal control observations and recommendations, and (vi) all non-audit services provided by the independent auditors to any Complex Entity that were not subject to the pre-approval requirement set forth above in Paragraph 4(b) (in connection with the Audit Committee's consideration of the auditors' independence);

     (e) To review and discuss the process of issuing dividend-related and other press releases including financial information, as well as the Fund's policies for providing financial information to analysts and ratings agencies;

     (f) To discuss with management the Fund's guidelines and policies with respect to risk assessment and risk management;

     (g) To review any disclosures made by the chief executive and chief financial officers of the Fund in their certification process for the Fund's periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls;

     (h) To establish procedures, take actions and perform all duties necessary for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

     (i) To obtain and review not less often than annually a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control or peer review of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting any audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, as well as the Fund's Investment Manager or any Complex Entity;

     (j) To evaluate the independence of the independent auditors, which shall include at least the following items: (i) receiving an annual statement from the independent auditors confirming their independence; (ii) evaluating the lead partner of the independent auditors; (iii) confirming the appropriate rotation of the lead audit partner, overseeing the rotation of other audit partners and considering periodically whether there should be a regular rotation of the audit firm itself; and (iv) reviewing the hiring by the Fund, its Investment Manager and any Control Affiliate of employees or former employees of the independent auditors;

     (k) To set policies relating to the hiring by the Fund, its Investment Manager and any Control Affiliate of employees or former employees of the independent auditors;

     (l) To engage independent legal counsel and such other advisers as the Audit Committee determines appropriate to carry out its duties, without the consent of management or the Board of Directors;

     (m) To conduct an annual performance evaluation of the Audit Committee; and

     (n) To report its activities to the full Board of Directors on a regular basis and to make recommendation with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     5. MEETINGS. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund. The Audit Committee shall also meet with internal auditors for the Investment Manager on a regular basis in order to assist the Board in its oversight of the Fund's compliance with legal and regulatory requirements.

     6. RESOURCES. The Audit Committee shall have the authority and resources, including sufficient funding by the Fund to pay the fees of the independent auditors, legal counsel, consultants or experts, appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

     7. ANNUAL CHARTER REVIEW. The Audit Committee shall review this Charter at least annually and recommend any changes to the Board of Directors.

                                   EXHIBIT D

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERSHIP

     The Nominating and Corporate Governance Committee (the "Committee") shall be composed of three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any Fund is listed. One member of the Committee shall be designated by the Board as Chairperson. Each member of the Committee shall serve for one year or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

     BOARD NOMINATIONS

     1. INDEPENDENT DIRECTORS/TRUSTEES. Independent Directors/Trustees are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

     2. AFFILIATED DIRECTORS/TRUSTEES. The Committee shall evaluate candidates' qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

     3. SHAREHOLDER RECOMMENDATIONS. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

     4. BOARD COMPOSITION. The Committee shall periodically review the composition of the Board of Directors/Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

     CORPORATE GOVERNANCE

     1. The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

     2. The Committee shall, together with the Coordinating Director/Trustee, monitor the performance of counsel for the independent Directors/Trustees.

     3. The Committee shall establish procedures to facilitate shareholder communications to the Funds' Board of Directors/Trustees.

     OTHER POWERS AND RESPONSIBILITIES

     1. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     2. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                   EXHIBIT E

                        EXECUTIVE OFFICERS OF THE FUNDS

     JOSEPH H. HASTINGS (AGE 54) Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation and Delaware General Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer/Director of Delaware Management Trust Company; Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President/Interim Chief Financial Officer/Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/Interim Chief Financial Officer of Delaware International Holdings Ltd.; and Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

     RICHELLE S. MAESTRO (AGE 45) Executive Vice President/General Counsel/Secretary of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Lincoln Cash Management, and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., and LNC Administrative Services Corporation; Executive President/Deputy General Counsel/Director of Delaware International Holdings Ltd.; Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

     MICHAEL P. BISHOF (AGE 40) Senior Vice President/Investment Accounting of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Advisers Ltd.; and Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                   EXHIBIT F

     The current Section 8(f) of the document establishing the preferred shares for the Preferred Share Funds shall be amended to read as follows (except that the word "Corporation" below shall be replaced with "Fund" for Delaware Investments Florida Insured Municipal Income Fund):

     (f) Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal year end of the Corporation, and within ten Business Days after delivery of such report relating to the Date of Original Issue and any Cure Date, the Corporation will deliver to the Remarketing Agent, S&P and Moody's a letter prepared by the Corporation's independent accountants regarding the accuracy of the calculations made by the Corporation in its most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and the 1940 Act Asset Coverage and in Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage on a Valuation Date during such fiscal year selected at random by such accountants. If any such letter prepared by the Corporation's independent accountants shows that an error was made in any of the most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, the calculation or determination made by the Corporation's independent accountants will be conclusive and binding on the Corporation and notice of such discrepancy shall be given in writing to each of Moody's and S&P.

                                   ---------------------------------------------
                                   DELAWARE INVESTMENTS DIVIDEND
                                      AND INCOME FUND, INC.
                                   DELAWARE INVESTMENTS GLOBAL
                                      DIVIDEND AND INCOME FUND, INC.
                                   DELAWARE INVESTMENTS ARIZONA
                                      MUNICIPAL INCOME FUND, INC.
                                   DELAWARE INVESTMENTS COLORADO
                                      INSURED MUNICIPAL INCOME
                                      FUND, INC.
                                   DELAWARE INVESTMENTS FLORIDA
                                      INSURED MUNICIPAL INCOME FUND
                                   DELAWARE INVESTMENTS MINNESOTA
                                      MUNICIPAL INCOME FUND, INC.
                                   DELAWARE INVESTMENTS MINNESOTA
                                      MUNICIPAL INCOME FUND II, INC.
                                   DELAWARE INVESTMENTS MINNESOTA
                                      MUNICIPAL INCOME FUND III, INC.
                                   =============================================

                                   ---------------------------------------------

                                   ---------------------------------------------



                                   COMBINED PROXY
                                   STATEMENT
                                   NOTICE OF JOINT
                                   ANNUAL MEETING
                                   OF SHAREHOLDERS
                                   ---------------------------------------------
                                   AUGUST 19, 2004



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
      PX-CE [--] BUR 6/04                 A member of Lincoln Financial Group(R)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (CLASS A)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. (CLASS B)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND ANTHONY G. CIAVARELLI, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (CLASS A)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. (CLASS B)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS DIVIDEND & INCOME FUND, INC.

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT THE TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS GLOBAL DIVIDEND & INCOME FUND, INC.

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                             DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (CLASS A)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND (CLASS B)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (PREFERRED)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (CLASS A)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (CLASS B)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (COMMON)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH H. HASTINGS, RICHELLE S. MAESTRO AND MICHAEL P. BISHOF, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD TO BE HELD AT TWO COMMERCE SQUARE, 2001 MARKET STREET, 2ND FLOOR, PHILADELPHIA, PENNSYLVANIA, ON AUGUST 19, 2004 AT 1:30 P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING AND SPECIFICALLY AS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (PREFERRED)

                                                                                PLEASE VOTE BY CHECKING (CHECK MARK) THE APPROPRIATE
                                                                                BOX BELOW.
                                                                                     FOR             WITHHOLD           FOR ALL
1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE FUND                          ALL               ALL               EXCEPT
                                                                                     |_|               |_|                |_|
   01)  JUDE T. DRISCOLL   04)  JOHN A. FRY        07)  THOMAS F. MADISON*
   02)  WALTER P. BABICH   05)  ANTHONY D. KNERR   08)  JANET L. YEOMANS*
   03)  JOHN H. DURHAM     06)  ANN R. LEVEN

                                                                                      |_               |_                 |_
--------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write each withheld nominee's number on the line above.

2. TO AMEND THE FUND'S ARTICLES OF INCORPORATION                                     |_|               |_|                |_|

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
                                                                                PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR
                                                                                SHARES AS INDICATED ABOVE. WHERE SHARES ARE
                                                                                REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                                SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                                ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                                SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE____________________________________, 2004

                                                                      --------------------------------------------------------
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      |                                                      |
                                                                      --------------------------------------------------------

                                                                        SIGNATURE(S) (JOINT OWNERS) (PLEASE SIGN WITHIN BOX)